Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 14 — COMMITMENTS AND CONTINGENCIES

Leases

The following is a schedule of the future minimum payments under operating leases that have non-cancelable lease terms (in millions):

Minimum Payments
2014	$5.5
2015	4.2
2016	4.0
2017	2.4
2018	1.2
Thereafter	4.0

21.3

These lease payments include the payment of certain taxes and other expenses. Rent expense recognized during the Successor years ended December 31, 2013 and 2012 was $6.5 million and $6.4 million, respectively. Rent expense recognized during the Successor year ended December 31, 2011 was $5.4 million and rent expense recognized during the Predecessor period January 1, 2011 through January 25, 2011 was $0.5 million.

Insurance Reserves

Holdings purchases insurance policies for workers’ compensation, automobile and product and general liability. These policies include high deductibles for which Holdings is responsible. These deductibles are estimated and recorded as expenses in the period incurred. Estimates of these expenses are updated each quarter and are adjusted accordingly. These estimates are subject to substantial uncertainty because of several factors that are difficult to predict, including actual claims experience, regulatory changes, litigation trends and changes in inflation. Estimated unpaid losses for which Holdings is responsible are included in “Accrued expenses and other current liabilities” in the consolidated balance sheets.

Environmental

Holdings is subject to a variety of federal, state, local and foreign environmental, health and safety laws and regulations, including those governing the discharge of pollutants into the air or water, the management and disposal of hazardous substances or wastes, and the cleanup of contaminated sites. UCI International or its predecessors have been identified as a potentially responsible party, or is otherwise currently responsible, for contamination at five sites. One of these sites is a former facility in Edison, New Jersey (the “New Jersey Site”), where a state agency has ordered UCI International to continue with the monitoring and investigation of chlorinated solvent contamination. UCI International is analyzing what further investigation and remediation, if any, may be required at the New Jersey Site. UCI International is also responsible for a portion of chlorinated solvent contamination at a previously owned site in Solano County, California (the “California Site”), where UCI International, at the request of the regional water board, is investigating and analyzing the nature and extent of the contamination and is conducting some remediation. Based on currently available information, management believes that the cost of the ultimate outcome of the environmental matters related to the New Jersey Site and the California Site will not exceed the $1.4 million accrued at December 31, 2013 by a material amount, if at all. However, because all investigation and analysis has not yet been completed and due to inherent uncertainty in such environmental matters, it is possible that the ultimate outcome of these matters could have a material adverse effect on the results of operations for a single quarter.

In addition to the two matters discussed above, UCI International or its predecessors have been named as a potentially responsible party at a third-party waste disposal site in Calvert City, Kentucky (the “Kentucky Site”). UCI International estimates settlement costs of less than $0.1 million for this site. UCI International also retains responsibility for remediation activities at a former manufacturing site (the “Former Manufacturing Site”) for which remediation settlement costs are estimated to be $0.1 million. To date, the expenditures related to the Kentucky Site and the Former Manufacturing Site have been immaterial. In addition, UCI International is party to a remedy plan for an EPA Superfund site in Mayville, Wisconsin (the “Wisconsin Site”) related to hazardous and other waste disposal. Based on the settlement agreement, UCI International estimates its settlement cost to be less than $0.1 million. UCI International anticipates that the majority of the $0.1 million reserved for settlement and remediation costs will be spent in the next year.

As of December 31, 2013, environmental liability accruals of $1.0 million and $0.5 million are recorded in “Accrued expenses and other current liabilities” and “Other long-term liabilities”, respectively, in the consolidated balance sheets. As of December 31, 2012, environmental liability accruals of $0.5 million and $1.0 million are recorded in “Accrued expenses and other current liabilities” and “Other long-term liabilities”, respectively, in the consolidated balance sheets.

Antitrust Litigation

Starting in 2008, UCI and Champion were named as defendants in numerous antitrust complaints originally filed in courts around the country. The complaints alleged that several defendant filter manufacturers engaged in price fixing for aftermarket automotive filters in violation of Section 1 of the Sherman Act and/or state law (collectively, the “U.S. Actions”). Some of these complaints were putative class actions on behalf of all persons that purchased aftermarket filters in the U.S. directly from the defendants, from 1999. Others were putative class actions on behalf of all persons who acquired indirectly aftermarket filters manufactured and/or distributed by one or more of the defendants, beginning in 1999. The complaints sought treble damages, an injunction against future violations, costs and attorney’s fees. Also in 2008, Champion, but not UCI, was named as a defendant in two separate complaints in Ontario and Quebec (the “Ontario Action” and “Quebec Action”, respectively, and, collectively, the “Canadian Actions”). The complaints included allegations similar to those in the U.S. Actions, and were brought as putative class actions on behalf of all persons in Canada that purchased aftermarket filters directly or indirectly from the defendants, beginning in 1999.

U.S. Actions

On February 9, 2012, the parties announced that Champion and two other defendants had reached an agreement in principle with all plaintiffs to settle the U.S. Actions. On March 8, 2012, Champion and two other defendants executed a settlement agreement with all plaintiffs to settle the U.S. Actions. On April 24, 2012, the court granted preliminary approval of the settlement and required $7.8 million to be paid to the trustee for the class members. On November 28, 2012, the court entered an order approving the settlement, certifying the settlement class and dismissing the U.S. Actions with prejudice. The period for appeal of this order expired on December 28, 2012, without any notice of appeal having been filed.

During the Successor year ended December 31, 2012, Holdings incurred post-trial costs of $1.2 million related to the U.S. Actions. During the Successor year ended December 31, 2011, Holdings recorded a provision of $7.8 million related to the February 9, 2012 settlement agreement of the U.S. Actions. During the Successor year ended December 31, 2011 and the Predecessor period January 1, 2011 through January 25, 2011, Holdings incurred $3.9 million and $0.8 million, respectively, defending against these claims. These amounts are included in “Antitrust litigation costs” in the consolidated statements of comprehensive income (loss).

Canadian Actions

In 2008, Champion, but not UCI, was also named as one of five defendants in the Quebec Action and as one of 14 defendants in the Ontario Action. The Quebec Action alleges conspiracy violations under the Canadian Competition Act and violations of the obligation to act in good faith related to the sale of aftermarket filters. The plaintiff seeks joint and several liability against the five defendants in the amount of C$5 million in compensatory damages and C$1 million in punitive damages. The Ontario action alleges civil conspiracy, intentional interference with economic interests, and conspiracy violations under the Canadian Competition Act related to the sale of aftermarket filters. The plaintiff seeks joint and several liability against the 14 defendants in the amount of C$150 million in general damages and C$15 million in punitive damages. In both actions, the plaintiff is seeking authorization to have the matter proceed as a class proceeding, which motion has not yet been ruled on.

On September 12, 2013, all defendants executed a settlement agreement with all plaintiffs in the Canadian Actions. The Ontario Court granted preliminary approval of the settlement with respect to the Ontario Action on October 3, 2013, at which point Champion was obligated to pay $0.1 million to a trust account for the benefit of the settlement class members in the Canadian Actions. The settlement of the Ontario Action was approved by the court in January 2014. A hearing on approval of the settlement of the Quebec Action was held in January 2014, but the court did not make a ruling on the settlement at that time.

During the Successor year ended December 31, 2013, Holdings recorded a reserve of $0.1 million related to the Canadian Actions settlement and incurred post-trial costs of $0.1 million related to the Canadian Actions. These amounts are included in “Antitrust litigation costs” in the consolidated statements of comprehensive income (loss).

Value-added Tax Receivable

A wholly-owned Mexican subsidiary of Holdings had outstanding receivables denominated in Mexican pesos in the amount of $2.2 million from the Mexican Department of Finance and Public Credit related to refunds of Mexican value-added tax. In June 2013, the refund payment was received totaling $4.4 million (57.7 million Mexican pesos) including claims, interest and inflation of $2.0 million (25.5 million Mexican pesos), $1.8 million (23.3 million Mexican pesos) and $0.6 million (8.9 million Mexican pesos), respectively. The $1.8 million in interest and $0.6 million in inflation are included in “Interest expense, net” in the consolidated statements of comprehensive income (loss).

In addition, Holdings’ Mexican subsidiary received a letter dated April 9, 2013 giving notification that the tax court had agreed to refund claims totaling $0.3 million (3.7 million Mexican pesos). On April 25, 2013, a refund payment was received totaling $0.7 million (8.2 million Mexican pesos) including interest and inflation of $0.3 million (3.3 million Mexican pesos) and $0.1 million (1.2 million Mexican pesos), respectively. The $0.3 million in interest and $0.1 million in inflation are included in “Interest expense, net” in the consolidated statements of comprehensive income (loss).

A wholly-owned Chinese subsidiary of Holdings had outstanding duty and value-added tax claims denominated in Chinese yuan in the amount of $2.0 million (RMB 12.5 million) with the Chinese tax authority. The claims relate to the refund of duties and value-added tax for equipment purchases made in 2005 – 2007 for use in the production of product for export. Due to concerns about the collectability of the refunds, no receivable had been previously recorded. During the Successor year ended December 31, 2013, Holdings recorded the collection of $1.9 million of the claims and recorded a receivable of $0.1 million for amounts still to be refunded. The $2.0 million of total claims has been recorded as income in “Miscellaneous, net” in the consolidated statements of comprehensive income (loss). The receivable of $0.1 million is recorded in “Other current assets in the consolidated balance sheet.

Patent Litigation

Champion was named as a defendant in a complaint filed by Hengst of North America, Inc. (“Hengst”), on August 23, 2013 in the United States District Court for the District of South Carolina, Columbia Division, pursuant to which Hengst claims that certain of Champion’s products infringe on a Hengst patent. On February 14, 2014, Champion and Hengst reached a settlement of this litigation. The settlement includes the payment of $2.2 million by Champion to Hengst, a license from Hengst to Champion of certain intellectual property in exchange for royalty payments, $0.8 million in rebates granted to Champion for future purchases by Champion of Hengst products, and the dismissal with prejudice of this case. Champion paid the initial $0.4 million payment during the first quarter of 2014, and will pay the remainder as follows: $0.5 million in the second quarter of 2014, $0.25 million in each of the third and fourth quarters of 2014, and $0.2 million in the third quarter of each year 2015 through 2018. During the Successor year ended December 31, 2013, Champion accrued $2.2 million for the settlement. These costs are included in “Patent litigation costs” in the consolidated statements of comprehensive income (loss).

Champion was a defendant in litigation with Parker-Hannifin Corporation (“Parker-Hannifin”) pursuant to which Parker-Hannifin claimed that certain of Champion’s products infringed on a Parker-Hannifin patent. On July 18, 2011, Champion and Parker-Hannifin reached a settlement of this litigation, as well as other disputes between the companies. The settlement included the payment of $9.0 million by Champion to Parker-Hannifin, $0.5 million in discounts granted to Champion for future purchases by Champion of Parker-Hannifin products, and the dismissal with prejudice of this case and certain other cases between the companies. Champion made the $9.0 million payment during the third quarter of 2011. During the Successor year ended December 31, 2011, Champion incurred post-trial costs of $0.4 million. These costs are included in “Patent litigation costs” in the consolidated statements of comprehensive income (loss). As of December 31, 2013, accruals of $1.4 million and $0.8 million are recorded in “Accrued expenses and other current liabilities” and “Other long-term liabilities”, respectively, in the consolidated balance sheets.

Product Recall

In January 2014, Holdings was notified by one of its customers that the customer was recalling certain defective parts manufactured by one of Holdings’ U.S. subsidiaries. As of December 31, 2013, Holdings recorded estimated costs of $0.6 million for the recall.

During the Successor year ended December 31, 2012, Holdings recalled certain defective products manufactured by Holdings’ Chinese operations and distributed by Holdings’ Spanish subsidiary. During the Successor year ended December 31, 2012, Holdings recorded estimated costs of $1.2 million (€0.9 million). During the Successor year ended December 31, 2013, Holdings recorded no additional provision for this matter. As of December 31, 2013, Holdings had paid $1.0 million (€0.7 million) of costs related to this matter and a remaining accrual of $0.2 million (€0.1 million) is recorded in the consolidated balance sheet. Holdings believes that it has insurance coverage for a significant percentage of the costs related to this matter. As of December 31, 2013, Holdings has filed claims totaling $0.9 million (€0.7 million) with its insurance carrier. During 2013, Holdings received reimbursement for claims and product recall costs totaling $0.7 million (€0.5 million) under its insurance coverage, which was recorded to warranty expenses. In February 2014, Holdings received reimbursements for claims and product recall costs totaling $0.1 million (€0.1 million) under its insurance coverage.

Other Litigation

Holdings is subject to various other contingencies, including routine legal proceedings and claims arising out of the normal course of business. These proceedings primarily involve commercial claims, product liability claims, personal injury claims and workers’ compensation claims. The outcome of these lawsuits, legal proceedings and claims cannot be predicted with certainty. Nevertheless, Holdings’ management believes that the outcome of any of these currently existing proceedings, even if determined adversely, would not have a material adverse effect on our financial condition or results of operations.